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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 13, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-15827                  38-3519512
          --------                     -------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                    48126
------------------------------------------                 ---------
 (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON







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ITEM 5.   OTHER EVENTS.

         On October 13, 2000, we issued a press release reporting that an action to enforce a joint venture with Lernout and Hauspie had been filed. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated October 13, 2000

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               VISTEON CORPORATION




Date:  October 13, 2000                     By:  /s/Stacy L. Fox
                                                --------------------------------
                                                 Stacy L. Fox
                                                 Senior Vice President,
                                                 General Counsel and Secretary






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                                  EXHIBIT INDEX


Exhibit No.                               Description                 Page

Exhibit 99.1                          Press Release dated
                                      October 13, 2000